SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                               AMENDMENT NUMBER 1
                                       TO
                                    FORM 8-K
                            (Filed August 18, 1997)


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 11, 1997



                        ELECTRONICS COMMUNICATIONS CORP.
             (Exact name of Registrant as specified in its Charter)



     Delaware                         1-13764                      11-2649088
--------------------------------------------------------------------------------
  (State or other            (Commission File Number)            (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                    Number)



                    10 Plog Road, Fairfield, New Jersey 07004
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (201) 808-8862
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


                                       None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 4.  Changes in the Registrant's Certifying Accountant

          (a) Electronics Communications Corp. has terminated the services of the firm of Stetz and Belgiovine CPAs, as of August 11, 1997.

          The information required by Item 304 (a)(1), including compliance with
Item 304 (a)(3), of Regulation S-K, ss229.304 (a)(1) and (a)(3), is as follows:

          ss229.304 (Item 304)

          (a) (3) The Registrant has received the letter, attached hereto as Exhibit A, from the former accountant addressed to the Commission stating whether it agrees with the statements made by the Registrant in response to Item 304 (a).

EXHIBIT TO FORM 8-K

          Letter from the former accountant, Stetz and Belgiovine, CPAs, P.C., stating they have read Form 8-K dated August 18, 1997, and are in agreement with the statements contained in Item 4 paragraph (a) on pages 1 and 2 therein.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereto duly authorized.





Date:  September 2, 1997                           By:  /s/ Les Winder
                                                        ------------------------
                                                 Name:  Les Winder
                                                Title:  Executive Vice President

                                                                       EXHIBIT A





                          Stetz, Belgiovine CPAs, P.C.
                          Certified Public Accountants
                                 45 Park Street
                          Montclair, New Jersey 07042

                                   ----------

                    TEL (973) 655-0440     FAX (973) 655-0016






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

          We have read Item 4 of Form 8-K dated August 18, 1997, of Electronics Communication, Corp. and are in agreement with the statements contained in paragraph (a) on pages 1 and 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


Sincerely,

/s/Alexander Belgiovine, Jr.

Alexander Belgiovine, Jr.